UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

POLOMAR HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-56555 (Commission File Number)	86-1006313 (I.R.S. Employer Identification No.)

32866 US Hwy 19 N, Palm Harbor, FL 34684

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 425-7575

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer).

On July 15, 2026, the Board of Directors of Polomar Health Services, Inc. (the “Company”) appointed Douglas Beck as the Company’s Chief Financial Officer and Treasurer, effective July 15, 2026. Effective as of that date, Mr. Beck serves as the Company’s principal financial officer and principal accounting officer.

Prior to his appointment as the Company’s Chief Financial Officer and Treasurer, Mr. Beck, age 65, served as the Chief Financial Officer of AiAdvertising, Inc. from November 2024 to April 2025 and the Chief Financial Officer of ShiftPixy, Inc. from January 2023 to March 2024. Mr. Beck also served as a consultant to Beyond Air Inc. from September 2021 to December 2022 and as its Chief Financial Officer from November 2018 to August 2021. He received a Bachelor of Science in Accounting from Fairleigh Dickinson University and is also a licensed Certified Public Accountant.

There are no arrangements or understandings between Mr. Beck and any other person pursuant to which he was appointed as an officer of the Company. There are no family relationships between Mr. Beck and any director or executive officer of the Company that are required to be disclosed under Item 401(d) of Regulation S-K.

There are no transactions, or proposed transactions, to which the Company is or is to be a party in which Mr. Beck has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, who is hereby duly authorized.

POLOMAR HEALTH SERVICES, INC.

Date: July 20, 2026	By:	/s/ Terrence M. Tierney
	Name:	Terrence M. Tierney
	Title:	President and Interim Chief Executive Officer

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